Exhibit 13(a).2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CDC Software Corporation (the “Company”) on Form 20-F for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F”), I, Matthew S. Lavelle, chief financial officer of the Company, certify that:

(1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 1, 2010

/s/ Matthew S. Lavelle
Matthew S. Lavelle
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CDC Software Corporation and will be retained by CDC Software Corporation and furnished to the Securities and Exchange Commission or its staff upon request.